Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of CCA Industries, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen A. Heit, Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Quarterly Report, to which this certification is attached, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: July 14, 2010

/s/ Stephen A. Heit
Stephen A. Heit
Chief Financial Officer